Exhibit 13.1

CERTIFICATION OF THE PRINCIAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Loma Negra C.I.A.S.A. (the “Company”) on Form 20-F for the year ended December 31, 2021 (the “Report”), each of the undersigned officers of the Company, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), does hereby certify to his knowledge:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2022	/s/ Sergio D. Faifman
	Name:	Sergio D. Faifman
	Title:	Chief Executive Officer (Principal Executive Officer)

/s/ Marcos I. Gradin
	Name:	Marcos I. Gradin
	Title:	Chief Financial Officer (Principal Executive Officer)